PROMISSORY NOTE
OF KIMBERLY S. HALVORSON

$300,000.00 August 27th 2014

FOR VALUE RECEIVED, the undersigned, Kimberly S. Halvorson ("Payee"), promises to pay to the order of EMERGENT HEALTH CORP., A NEVADA CORPORATION ("Lender") the principal sum of Three Hundred Thousand Dollars ($300,000.00) on the one year anniversary of the date first set forth above (the "Maturity Date"). This note shall bear simple interest at 3 percent (3.0%) per annum.

The undersigned shall have the right to prepay the amounts due hereunder, in whole or in part, at any time without premium or penalty. Repayment of the principal is to be made in one calendar year. Payee is to pay interest only starting on November 15, 2014.

All payments made pursuant to the terms of this Note shall, at Payee's option, be applied first to the payment of any fees, expenses, or other costs that the undersigned is obligated to pay hereunder, second to the payment of accrued interest hereunder, and the remainder to reduce the unpaid principal amount hereof.

The undersigned hereby waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note. The undersigned hereby consents to every extension of time, renewal, waiver, or modification that may be granted by any holder hereof with respect to the payment or other provisions of this Note or any part hereof, with or without substitution, and agrees that additional makers or guarantors or endorsers may become parties hereto without notice to the undersigned, and without affecting the liability of the undersigned hereunder.

The Payee has agreed to a Securities Pledge Agreement of even date which provides collateral in the form of a first lien on the stock the Payee acquired from John Cappello. The Note is non-recourse to the Payee, that is, beyond the pledged common stock of Emergent Health Corporation.

If any attorney is engaged to collect all or any portion of the liabilities of the undersigned hereunder or to represent Emergent or any holder hereof in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note, or to represent the Lender or any holder hereof in any other proceedings whatsoever in connection with this Note, then the undersigned shall be liable to the Lender or any holder hereof for all reasonable attorneys' fees, costs and expenses in connection therewith, in addition to all other amounts due hereunder.

No delay or omission on the part of the Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no singular or partial exercise of any right or remedy shall preclude any other further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or partial exercise shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

KH

In the event that any provision of this Note is deemed to be invalid by reason of the operation of any law, this Note shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and the undersigned. This Note secured by a pledge agreement pursuant to the undertaking to pledge of shares of capital stock of Lender to be provided by a consultant to Lender (such shares and proceeds therefrom being the "Collateral") in order to induce Lender to fund the loan evidenced by this Note. This Note is with recourse to the Collateral but is without recourse to the undersigned individually.

This Note may not be changed of amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

The validity and interpretation of this Note shall be governed by the internal laws (and not the laws of conflict) of the State of Illinois.

IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.

By ______________________
Kimberly Halverson

Sworn to and Subscribed

before me this 25th day of

August, 2014.

Matthew C. Hinderliter
Notary Public

Commonwealth of Pennsylvania
NOTARIAL SEAL
Matthew C Hinderliter, Notary Public
Upper Dublin Township, Montgomery County
My Commission Expires April 17, 2017

EXHIBIT C

EXECUTED SECURITIES PLEDGE AGREEMENT OF KIMBERLY HALVORSON